Exhibit 10.2

December 5, 2016

To:	Walker Innovation Inc.
2 High Ridge Park
Stamford, CT 06905
Attn: Chief Financial Officer

Re:	Termination of Revolving Promissory Note and Pledge Agreement

Reference is made to that certain Revolving Promissory Note, dated as of July 19, 2016 (the “Note”), by and between Walker Digital, LLC, a Delaware limited liability company (“Lender”) and Walker Innovation Inc., a Delaware corporation (“Borrower”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Note.

Lender and Borrower have agreed to terminate the Loan Documents as set forth below.

The Lender hereby confirms that effective as of the date hereof (i) no Obligations remain outstanding under the Loan Documents, (ii) the Commitment Amount and the Availability Period is terminated, (iii) the Lender hereby releases its security interest in any and all Collateral securing the Note and each of the Loan Documents have terminated and are of no further force or effect, except for any provisions thereof that expressly survive the termination of the Loan Documents, and (iv) the Lender authorizes the Borrower, or its agent, to file such UCC-3 termination statements and file, record or deliver any such other releases, terminations, reconveyances, reassignments or other similar discharge or assignment documents as is necessary to evidence the releases and terminations referred to herein. The Lender shall, at the Borrower’s expense, promptly execute and deliver such releases, discharges, terminations or notices with respect to the Obligations and/or Collateral and take all other actions as may be reasonably requested by the Borrower in order to carry out the provisions of this letter.

Please acknowledge your receipt of this letter and acknowledgement of the foregoing, by executing and delivering to the Lender a signed counterpart signature page to this letter.

[Signature Page Follows]

Sincerely,
LENDER:

WALKER DIGITAL, LLC

By:	/s/ Jay S. Walker
Name: Jay S. Walker
Title: Chairman

SIGNATURE PAGE TO

WALKER DIGITAL TERMINATION LETTER

ACKNOWLEDGED AND AGREED as of the date first written above:

WALKER INNOVATION INC.

By:	/s/ Jonathan Ellenthal
Name: Jonathan Ellenthal
Title: Chief Executive Officer

SIGNATURE PAGE TO

WALKER DIGITAL TERMINATION LETTER

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